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                                                                    EXHIBIT 10.1


                               SIXTH AMENDMENT
                                      TO
                   AMENDED AND RESTATED FINANCING AGREEMENT

        This Sixth Amendment to Amended and Restated Financing Agreement is executed and entered into by and between NATIONSBANK OF TEXAS, N.A., a national bank ("Lender") and ENCORE WIRE CORPORATION, A Delaware corporation ("Borrower"), effective as of September 17, 1996, as follows:


                                   RECITALS

        NationsBank and Encore are parties to the certain Amended and Restated Financing Agreement dated effective June 15, 1994, as amended by the First Amendment to Amended and Restated Financing Agreement dated July 26, 1994, the Second Amendment to Amended and Restated Financing Agreement dated December 29, 1994, the Third Amendment to Amended and Restated Financing Agreement dated April 7, 1995, the Fourth Amendment to Amended and Restated Financing Agreement dated August 31, 1995, and the Fifth Amendment to Amended and Restated Financing Agreement dated March 19, 1995 (hereinafter called the "Agreement"). Terms defined in the Agreement, wherever used in this Sixth Amendment, shall have the same meanings as are prescribed by the Agreement.

        NationsBank and Encore have agreed to amend the Agreement as provided hereinbelow.

        NOW THEREFORE, for value received, and in consideration of the premises, NationsBank and Encore hereby agree as follows:


        1. Paragraph 1.20 (definition of "Contract Term") of the Agreement hereby is amended to read in its entirety as follows:

                "1.20 "CONTRACT TERM" means the period beginning on the effective date specified in the preamble of this Agreement and continuing through July 15, 1998."

        2. Subparagraph (a)3 ("Fixed Charge Ratio") of paragraph 7.21 ("Financial Covenants") of the Agreement hereby is amended to read in tis entirety as follows:

                "3. Fixed Charge Ratio. Fixed Charge Ratio shall not at any time be less than the following prescribed minimums, as applicable:

                                                                 Minimum Fixed
                        Applicable Period                         Charge Ratio
                        -----------------                        --------------

                        All times through December 30, 1996        1.5 to 1.0

                        December 31, 1996 through June 29, 1997    2.0 to 1.0

                        June 30, 1997 through December 30, 1997    2.5 to 1.0

                        December 31, 1997 and thereafter           3.0 to 1.0"

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        4.      The following items shall be delivered to Lender prior to or simultaneously with execution and delivery of this Sixth Amendment:

                (a) A certificate signed by the corporation secretary of Borrower (i) certifying to Lender that its Certificate of Incorporation and Bylaws have not been amended since Borrower's certification thereof under Secretary's Certificate previously submitted to Lender as of June 15, 1994 in connection with execution of the Agreement, and specifying that the officers of Borrower listed therein are duly elected, qualified and ating as of the effective date hereof (or alternatively, specifying any change in such listing) and (ii) attaching and certifying resolutions duly adopted by the board of directors of Borrower authorizing the Sixth Amendment and the transactions evidenced hereby, and authorizing and directing one or more named officers of Borrower to execute and deliver the Sixth Amendment, and all related documentation required by Lender, on behalf of Borrower, which certificate shall be in form satisfactory to Lender; and

                (b) Such other documentation as Lender may reasonably require in connection with the Agreement or this Sixth Amendment.

        5. In consideration of this Sixth Amendment, Borrower represents to Lender that, except as specifically referenced in the certain letter agreement of even date herewith between Lender and Borrower (i) no Event of Default, or other event or condition which would be the subject of a required notice under paragraph 7.13 of the Agreement, is in existence as of the effective date hereof, (ii) each of the representations and warranties contained in the following paragraphs of the Agreement are true and correct as of the effective date of this Sixth Amendment: paragraph 6.1 through paragraph 6.21.

        6. The Agreement hereby is ratified and confirmed as being and continuing in full force and effect according to its terms, as amended by this Sixth Amendment.

        7. This Agreement (i) is binding upon Borrower and Lender and their respective successors and assigns, (ii) represents the entire agreement between the parties regarding the subject matter hereof and may not be amended or modified except in writing signed by both parties, (iii) shall be governed and construed according to the laws of the State of Texas and (iv) may be executed by counterpart, in which case each such counterpart together shall be considered to be the same agreement. A telecopy of any such executed counterpart shall be valid as an original.





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        THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN
        THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        EXECUTED effective as of the date specified in the preamble.


                                           NATIONSBANK OF TEXAS, N.A.

                                           By: /s/ FRANK IZZO
                                              ---------------------------
                                           Name: Frank Izzo
                                                -------------------------
                                           Title: Senior Vice President
                                                 ------------------------



                                           By: /s/ TODD M. BURNS
                                              ---------------------------
                                           Name: Todd M. Burns
                                                -------------------------
                                           Title: Banking Officer
                                                 ------------------------


                                           ENCORE WIRE CORPORATION

                                           By: /s/ SCOTT WEAVER
                                              ---------------------------
                                           Name: Scott Weaver
                                                -------------------------
                                           Title: VP - Finance
                                                 ------------------------



                             CONSENT BY GUARANTOR

        EWC Leasing Corp. hereby (i) consents to execution and performance by Borrower of the foregoing Sixth Amendment to Amended and Restated Financing Agreement ("Sixth Amendment") and (ii) ratifies and confirms its Guaranty dated effective as of June 15, 1994 as continuing in full force and effect with respect to all "Obligations" defined by the Agreement, including as amended by the Sixth Amendment, as of the effective date hereof.

                                           EWC LEASING CORP.


                                           By: /s/ SCOTT WEAVER
                                              ---------------------------
                                           Name: Scott Weaver
                                                -------------------------
                                           Title: VP - Finance
                                                 ------------------------




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THE STATE OF TEXAS      )

COUNTY OF DALLAS        )

        BEFORE ME, the undersigned authority, on this day personally appeared Frank Izzo, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said NATIONSBANK OF TEXAS, N.A., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 26 day of September,
1996.

                                                /s/ KAREN LYNNE RUSHING
                                                -------------------------------
                                                NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
    6/24/99                                       Karen Lynne Rushing
---------------------                           -------------------------------
                                                (Printed Name of Notary)


                (NOTARY SEAL)   KAREN LYNNE RUSHING
                                   NOTARY PUBLIC
                                   STATE OF TEXAS
                                My Comm. Exp. 06-24-99


THE STATE OF TEXAS      )

COUNTY OF DALLAS        )

        BEFORE ME, the undersigned authority, on this day personally appeared
T. M. Burns, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said NATIONSBANK OF TEXAS, N.A., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 26 day of September,
1996.


                                                /s/ KAREN LYNNE RUSHING
                                                -------------------------------
                                                NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
    6/24/99                                       Karen Lynne Rushing
---------------------                           -------------------------------
                                                (Printed Name of Notary)


                (NOTARY SEAL)   KAREN LYNNE RUSHING
                                   NOTARY PUBLIC
                                   STATE OF TEXAS
                                My Comm. Exp. 06-24-99







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THE STATE OF TEXAS      )

COUNTY OF COLLIN        )

        BEFORE ME, the undersigned authority, on this day personally appeared Scott Weaver, known to me to be the person and officer whose name is subsribed to the foregoing instrument, and acknowledged to me that the same was the act of the said ENCORE WIRE CORPORATION, a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 18 day of September,
1996.


                                                /s/ SHIRLEY WRIGHT
                                                -------------------------------
                                                NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
     1-31-97                                    SHIRLEY WRIGHT
---------------------                           -------------------------------
                                                (Printed Name of Notary)





THE STATE OF TEXAS      )

COUNTY OF COLLIN        )

        BEFORE ME, the undersigned authority, on this day personally appeared Scott Weaver, known to me to be the person and officer whose name is subsribed to the foregoing instrument, and acknowledged to me that the same was the act of the said EWC LEASING CORP., a Nevada corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 18 day of September,
1996.


                                                /s/ SHIRLEY WRIGHT
                                                -------------------------------
                                                NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
     1-31-97                                    SHIRLEY WRIGHT
---------------------                           -------------------------------
                                                (Printed Name of Notary)




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